UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

September 30, 2025

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., Suite 400,
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Limitless X Holdings Inc. (the “Company”) with the Securities and Exchange Commission on October 7, 2025 (the “Original Filing”). The purpose of this Amendment is to include information that was inadvertently omitted from the Original Filing regarding certain issuances of common stock to executive officers of the Company. This Amendment should be read in conjunction with the October 7 Filing and is hereby incorporated therein by reference.

Except as expressly set forth herein, this Amendment does not modify or update any other disclosures contained in the Original Filing. The Original Form 8-K and the Amendment should be read together.

Item 3.02 Unregistered Sales of Equity Securities

Officer Stock Issuances

Effective as of September 30, 2025, the board of directors (the “Board”) of the Company issued an aggregate of 1,046,834 shares of its common stock to its executive officers in consideration for accrued compensation owed to such officers in connection with services rendered as executive officers of the Company from January 1, 2025 through September 30, 2025. The number of shares issued to each officer was calculated using a price of $1.21 per share. The shares were issued as follows: (a) to Jaspreet Mathur, the Company’s Chief Executive Officer, 654,270 shares of the Company’s common stock, the equivalent of $791,666.70 in accrued compensation; (b) to Rob Cucher, the Company’s Vice President of Legal Affairs, 163,567 shares of the Company’s common stock, the equivalent of $197,916.07 in accrued compensation; (c) to Danielle Young, the Company’s Chief Operating Officer, 130,857 shares of the Company’s common stock, the equivalent of $158,336.97 in accrued compensation; and (d) to Benjamin Chung, the Company’s Chief Financial Officer, 98,140 shares of the Company’s common stock, the equivalent of $118,749.40 in accrued compensation. The shares of the Company’s common stock issued to each officer are “restricted securities” as defined in Rule 144 under the Securities Act and are subject to restrictions on transfer and sale under applicable state and federal securities laws. The issuance of the shares was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, as the shares were issued to a limited number of persons who were executive officers of the Company and had access to information about the Company.

Item 5.02 Compensatory Arrangements of Certain Officers

The information disclosed in Item 3.02 is hereby incorporated by reference into this Item 5.02 to the extent necessary.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit
10.1	Form of Wage Release Agreement between the Company and the Executives
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limitless X Holdings Inc.

Date: June 4, 2026	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer